April 25, 2022 First Quarter 2022 Financial Review

2 Forward-Looking Statements; Use of Non-GAAP Financial Measures Forward Looking Information This earnings presentation includes “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements, often accompanied by words such as “may,” “might,” “could,” “anticipate,” “expect,” and similar terms, are based on management’s current expectations and assumptions regarding future events or determinations, all of which are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees, nor should they be relied upon as representing management’s views as of any subsequent date. Factors that could cause our actual results, performance or achievements, industry trends, and results or regulatory outcomes to differ materially from those expressed or implied in the forward-looking statements are discussed in our 2021 Form 10-K and subsequent filings with the Securities and Exchange Commission (SEC) and are available on our website (www.zionsbancorporation.com) and from the SEC (www.sec.gov). Except to the extent required by law, we specifically disclaim any obligation to update any factors or to publicly announce the revisions to any forward-looking statements to reflect future events or developments. Use of Non-GAAP Financial Measures: This document contains several references to non-GAAP measures, including pre-provision net revenue and the “efficiency ratio,” which are common industry terms used by investors and financial services analysts. Certain of these non-GAAP measures are key inputs into Zions’ management compensation and are used in Zions’ strategic goals that have been and may continue to be articulated to investors. Therefore, the use of such non-GAAP measures are believed by management to be of substantial interest to the consumers of these financial disclosures and are used prominently throughout the disclosures. A full reconciliation of the difference between such measures and GAAP financials is provided within the document, and users of this document are encouraged to carefully review this reconciliation.

 Our non-PPP loan growth was solid; outlook favorable  Strong growth in multiple categories  Continued but diminishing impact from promotional lending campaigns  Investing our liquidity  We are investing the cash generated from two years of very strong deposit growth into loans and modest duration securities  Simultaneously, we are maintaining a strong liquidity profile  We are well prepared for rising interest rates  We have positioned the bank for higher interest rates  Investments in securities have been targeted to medium duration securities with limited duration extension risk  We are investing significantly in technology to position the company for:  Improved long-term resiliency  Improved customer experience  Positive operating leverage 3 Select Themes Key near-term objectives designed to position the bank for superior revenue growth and positive operating leverage

 Earnings and Profitability:  $1.27 diluted earnings/share compared to $1.34  $230 million Pre-Provision Net Revenue  $241 million Adjusted PPNR(1)  $(33) million provision for credit loss compared to $25 million  $195 million Net Income Applicable to Common, down from $207 million due to reduced PPP income, higher seasonal expense, securities losses in 1Q vs. gains in 4Q  0.90% Return on Assets (annualized)  13.9% Return on Average Tangible Common Equity (annualized)  Credit quality (excluding PPP Loans):  0.50% Nonperforming Assets + loans 90+ days past due / non-PPP loans and leases and other real estate owned  0.05% net loan charge offs, percent of loans, annualized  Allowance for credit loss (“ACL”), $514 million or 1.02% of non-PPP loans from 1.13%. 4 First Quarter 2022 Financial Highlights Vs. 4Q21, stable level of deposits and a solid increase in non-PPP loans Note: For the purposes of comparison in this presentation, we generally use linked-quarter ("LQ"), due to that being the preferred comparison for professional investors and analysts. (1) Adjusted for items such as severance costs, restructuring costs, other real estate expense, pension termination-related expense, securities gains and losses, and accruals for investment and advisory expenses related to the unrealized gain on SBIC investments. See Appendix for GAAP to non-GAAP reconciliation tables.  Loans and Deposits: Vs. 4Q21, growth rates not annualized  0.8% increase in period-end loan balances  2.4% increase in period-end loan balances (excluding PPP loans)  0.5% decrease in period-end deposits  2.2% increase in period-end noninterest-bearing deposits  62% period-end loan-to-deposit ratio  0.03% cost of average total deposits  Capital Strength:  10.0% Common Equity Tier 1 Ratio (CET1), down from 10.2%  7.3% Tier 1 Leverage Ratio  10.9% (CET1+Allowance for Credit Losses) / Risk-Weighted Assets  $50 million of common stock repurchased during 1Q22

Diluted Earnings Per Share

Primary variance to prior periods attributable to provision for credit losses and PPP-related income

Diluted Earnings per Share



$1.90
$2.08
$1.45
$1.34
$1.27
$0.24
$0.31
$0.30
$0.22
$0.12
Contribution from PPP income
1Q21
2Q21
3Q21
4Q21
1Q22

EPS Impact of Provision for Credit Losses



$0.61
$0.57
$0.22
$(0.12)
$0.16
1Q21
2Q21
3Q21
4Q21
1Q22

Notable Items:

- 1Q22:
  - $(0.10) per share adverse mark-to-market impact from a SBIC investments (primarily Recursion Pharma, RXRX, net of success fees paid)
  - $0.03 per share favorable impact from a credit valuation adjustment on client-related interest rate swaps ("CVA")
  - $0.03 per share favorable impact from alignment of commercial account fee income items
- 4Q21:
  - $0.06 per share favorable impact from the sale of corporate real estate (in "Dividends and other income")
  - $0.08 per share net securities gain including RXRX
  - $0.05 per share charitable contribution (in "Other" noninterest expense)
- 3Q21: $(0.11) per share adverse impact from RXRX and CVA
- 2Q21: $0.23 per share benefit from mark-to-market of an SBIC investment (RXRX) and CVA
- 1Q21: $0.13 per share benefit from securities gains and CVA

Note: EPS effects from PPP income and provision for credit loss calculations assume a 24.5% statutory tax rate.
PPP income incorporates interest income less professional service expense related to forgiveness.

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ZIONS BANCORPORATION

Adjusted Pre-Provision Net Revenue

Adjusted PPNR decreased considerably from 4Q21, primarily due to seasonal factors and lower PPP income



Adjusted PPNR(1)
($ millions)
253
52
290
67
290
64
288
44
241
24
PPNR excl. PPP +8% YoY
1Q21
2Q21
3Q21
4Q21
1Q22
Interest Income from PPP Loans net professional services expense associated with PPP forgiveness
Adjusted PPNR (non-GAAP)

Linked quarter:

- Adjusted PPNR decreased 16% as detailed in the following slide, primarily from
  - Seasonal factors (e.g., share-based compensation and payroll taxes)
  - PPP income
  - Partially offset by:
    - 27% increase in interest on securities

Year-over-year:

- Adjusted PPNR decreased 5% due to a
  - 54% decline in PPP income
  - 8% increase in other PPNR

(1) Adjusted for items such as severance costs, restructuring costs, other real estate expense, pension termination-related expense, securities gains and losses, and accruals for investment and advisory expenses related to the unrealized gains/(losses) on SBIC investments. See Appendix for GAAP to non-GAAP reconciliation table.

6

ZIONS BANCORPORATION

Adjusted Pre-Provision Net Revenue – Linked Quarter View

Adjusted PPNR decreased considerably from 4Q21, primarily due to seasonal factors and lower PPP income


($ millions)
288
(20)
(18)
(13)
(6)
(6)
(6)
10
10
2
241
4Q21
PPP Income
Real property, Private Equity, Trading Losses
Share-Based Compensation
Incentive Compensation
Retirement Benefits
Payroll Tax Expense
Non-PPP Net Interest Income
Charitable Contribution (4Q21)
Other
1Q22

- The first quarter of each year contains several expense items that pressure the PPNR when compared to the fourth quarter of the prior year, including share-based compensation, retirement benefits (i.e., 401k matching), and payroll tax expense
- Real property, private equity, and trading losses (components of noncustomer-related fee income) include a reduced gain on sale of property (4Q21, $12 million) and the effect of reduced earnings from private equity investments and trading portfolio losses (1Q22)

7

ZIONS BANCORPORATION

Deploying a Single Platform for Online and Mobile Banking Serving More Than 750,000 Customers Building on digital services already considered on par or better than our four major competitors1 Consumer HighlightsSmall Business Highlights  Small business customer migration: 75% complete  Modern, responsive user interface with 40+ additional mobile banking capabilities  Small businesses pleased with look and feel, consistent with the consumer digital experience  More than 600,000 consumers migrated as of 2Q21  Mobile App Ratings at highest levels ever and on par with global competitors  Future upgrade and enhancement releases will be continuous  March 2022 was a record month for total consumer logins (11.5 million) 12020 Greenwich Associates Market Tracking Program Nationwide; “Four Major Competitors” are JP Morgan, Bank of America, Wells Fargo, US Bank Completed May 2022 Deployment 0 2 4 6 8 10 12 03/2018 03/2019 03/2020 03/2021 03/2022 Total Consumer Monthly Logins (in millions) 8

Zions Finishes 2nd Among All US Banks in Greenwich 2021 Excellence Awards Zions has Consistently Achieved “Excellence” vs Four Major Competitors1 and Peers2 9 M id dl e M ar ke t Bu sin es s S eg m en t Sm al l B us in es s Se gm en t 62 61 44 0 20 40 60 80 100 Overall Satisfaction - Customers 81 77 56 0 20 40 60 80 100 Bank You Can Trust 63 58 48 0 20 40 60 80 100 Digital Product Capabilities 60 66 43 0 20 40 60 80 100 Overall Satisfaction - Customers 85 78 59 0 20 40 60 80 100 Bank You Can Trust 63 63 51 0 20 40 60 80 100 Digital Product Capabilities 65 61 31 0 20 40 60 80 100 Net Promoter Score 61 56 19 0 20 40 60 80 100 Net Promoter Score Zions Bancorp Zions’ Peer Group Avg Average of Four Major Competitors % of "Excellent" Customer Citations Zions Bancorporation • One of four U.S. banks to average 15 or more Excellence Awards since the inception of the awards in 2009 • One of four banks in the country to win 6 of 6 “Best Brand” awards (Small Business and Middle Market categories) • Bank You Can Trust • Values Long-Term Relationships • Ease of Doing Business Source: 2021 Greenwich Associates Market Tracking Program Nationwide (1) “Four Major Competitors” are JP Morgan, Bank of America, Wells Fargo, US Bank (2) 17 of 18 peers had Greenwich data available: ASB; BOKF; CFG; CMA; EWBC; FHN; FITB; FNB; FRC; HBAN; HWC; KEY; MTB; PNFP; RF; SNV; WTFC

$47.5 $46.8 $47.1 $48.3 $49.5 $6.1 $5.9 $3.8 $2.4 $1.5 3.73% 3.77% 3.82% 3.73% 3.52% $0.0 $25.0 $50.0 $75.0 1Q21 2Q21 3Q21 4Q21 1Q22 Average Total Loans Excluding PPP Loans, Yield: 3.43% in 1Q22 Average PPP Loans, Yield: 6.64% in 1Q22 Average Loan and Deposit Growth Average Total Loans Yield on Total Loans Average Total Deposits Cost of Total Deposits 10 Vs. 4Q21, average non-PPP loans increased 2.5% in 1Q22; average deposits increased 0.2% $37.7 $38.1 $39.1 $40.0 $40.7 $33.7 $36.5 $38.3 $41.4 $40.9 0.05% 0.04% 0.03% 0.03% 0.03% $0.0 $25.0 $50.0 $75.0 $100.0 1Q21 2Q21 3Q21 4Q21 1Q22 Average Noninterest-bearing Deposits Average Interest-bearing Deposits ($ billions) ($ billions)

Loan Growth in Detail Moderate to strong loan growth achieved in certain targeted growth categories Linked Quarter Loan Balance Growth, Excluding PPP Total Loans, excluding PPP: +2% Linked quarter:  Excluding PPP loans, period-end loans increased $1.2 billion or 2.4%  Loan growth in dollars predominantly in C&I (ex-O&G), Owner-Occupied, and Municipal  Decline of 42% ($774 million) in SBA PPP loans Over the next four quarters, we expect moderate total loan growth, driven by:  Moderate to strong growth in 1-4 Family, Municipal, C&I and Owner-Occupied loans  Stable to moderate growth in O&G, CRE  Further reduction of the SBA PPP portfolio G ro w th R at e: L in ke d Q ua rt er , n ot a nn ua liz ed Dollar Growth: Linked Quarter 11 C&I (ex-Oil & Gas), 4% Owner occupied, 3% CRE C&D, 0% CRE Term, -1% Home Equity, 2% 1-4 Family, 1% Energy (Oil & Gas), -1% Municipal, 8% Other, 6% -4% -2% 0% 2% 4% 6% 8% 10% -$400 -$200 $0 $200 $400 $600 Note: circle size indicates relative proportion of loan portfolio as of 1Q22. PPP loans, not shown on graph, declined 42% in 1Q22 vs. 4Q21 ($ millions)

$133 $139 $151 $152 $151 1Q21 2Q21 3Q21 4Q21 1Q22 Customer-related fee income was generally stable from the prior quarter  Increase in commercial account fees due to one-time accrual of $6 million to align commercial fee recognition across affiliates  Seasonal impacts to capital markets and foreign exchange  Unusually strong 4Q21 from foreign exchange, syndication fees, and public finance fees  Swap fees up slightly over prior quarter  Relative stability in retail banking fees, card fees, loan and other fees quarter-over-quarter  Wealth management fees grew 8% quarter-over-quarter and 17% from the year ago quarter  Changes to overdraft / non-sufficient funds fees are expected to reduce fee income by approximately $5 million per quarter beginning in 3Q22 Over the longer term, customer-related fees are expected to continue to benefit from improved capital markets and wealth management revenue Noninterest Income 12 Customer-Related Fee Income (1) Total customer-related fee income was stable to 4Q21, and was up 14% from the year-ago period (1) Reflects total customer-related noninterest income, which excludes items such as fair value and non-hedge derivative income, securities gains (losses), and other items, as detailed in the Noninterest Income table located in the earnings release. ($ millions)

13 Mortgage Banking Mortgage originations up 38% versus a 36% industry decline $435 $627 $651 $809 $909 $411 $383 $345 $384 $259 1Q21 2Q21 3Q21 4Q21 1Q22 Strong Mortgage Funding HFI HFS $846 million $1.2 billion ($ millions) $10.6 $7.8 $11.3 $3.8 $7.2 1Q21 2Q21 3Q21 4Q21 1Q22 Loan Sales Fees 2019  Roll-out 2021  Enhanced Digital Fulfillment Process  95% of all applications taken digitally  33% reduction in turn-time vs. 2019, allowing for record unit production 1Q22  Funded $1.2B for 2nd straight Qtr, setting records for quarterly production  Production up 38% in 1Q22 vs. 1Q21 as compared to a 36% decline for the industry (MBA Market Index)  Pipeline of $2.21 billion is up 26% from $1.74 billion at 4Q21  Successfully launched numerous process enhancements, including refinements to the Affluent program  Affluent program refinement will be deployed across organization in 2022; expected to be instrumental in increasing our held-for-investment portfolio  Fees increased over previous quarter but down over same period 2021 as the percentage of held-for-investment loans is returning to historical levels MBA Market Index data source: Bloomberg symbol MBAVBASC; Calculations: Zions

Technology Roadmap

We continue to invest in technology solutions focused on customer experience & empowering bankers

COMMERCIAL | SMALL BUSINESS | AFFLUENT | CONSUMER

IMPROVING CUSTOMER EXPERIENCE

Treasury Internet Banking & Gateway Enhancements
Improved Customer Experience (2022)
9,500 Customers

Digital Banking Replacement
✓Consumer Customer Migration, Small Business Customer Migration (2022) & Continuous Delivery of Enhancements
>10MM Logins per month on a single platform for online and mobile banking

Payments & Money Movement
✓Digital Check Issuance, ✓Receipt of Real Time Payments, ✓Improved Commercial Remote Deposit Capture Product
Zelle for Business, ATM Email & Text Receipts (2022-23), Upgrade to Retail Mobile Remote Deposit Product (2023)

Commercial Lending End-To-End
Improved Customer & Banker Experience
(2022-24)

Customer Care Center (Call Center)
Improved Interactive Voice Response System (2022-23)

Improved Products
✓ Securities Based Lending, ✓Lockbox, Digital Loan Application for all Small Business Loan Products (2023), Foreign Exchange Portal EFX (2022), Digital Signatures,
Affluent Customer Experience (2023)

EMPOWERING BANKERS

FutureCore Release 3
Consumer, Small Business and Commercial Deposits Core Banking and Teller System Replacement,
Customer Data Hub (2023)

Salesforce Unification Project
Improved Customer Relationship Platform (2022-23)

Operational Center of Excellence
Business Process Automation – Leveraging Robotic Process Automation and Process Workflow Technology

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ZIONS BANCORPORATION

 Interest rate sensitivity managed in part with interest rate hedges:  $4.7 in securities purchases in 1Q22 with an avg yield of 2.11%  $0.5B in interest-rate swaps on loans added in 1Q22 with a weighted average rate of 1.15% 0.0% 0.5% 1.0% 1.5% 2.0% 0.0 1.0 2.0 3.0 4.0 5.0 2022Q1 2023Q1 2024Q1 Av er ag e Fi xe d Ra te (% ) Av g N ot io ni al ($ B) Securities, Money Market Investments and Interest Rate Swaps 15 Total Securities Portfolio and Money Market Investments (end of period balances) $17.4 $19.0 $21.2 $24.9 $27.0 $9.7 $11.8 $11.3 $12.4 $7.4 1Q21 2Q21 3Q21 4Q21 1Q22 Total Securities Money Market Investments ($ billions) The securities portfolio has absorbed much of the deposit growth  Strong deposit growth has significantly increased the bank’s overall liquidity profile  1Q22 period-end securities growth was $2.1 billion and accounted for 31% of period-end interest-earning assets  1Q22 period-end money market investments decreased $5.0 billion and accounted for 9% of period-end interest-earning assets 34% 37% 39% 42% 40% Percent of earning assets Securities portfolio duration as of March 31, 2022: with the rise in interest rates, the portfolio has fully extended to a duration of 4.3 years Average total swaps in effect during quarter Average fixed rate (right scale)

Net Interest Income and Net Interest Margin

Net interest income stability driven by PPP success, securities purchases, and loan growth



Net Interest Income
Net Interest Margin
($ millions)
$545
$555
$555
$553
$544
2.86%
2.79%
2.68%
2.58%
2.60%
1Q21
2Q21
3Q21
4Q21
1Q22

Net Interest Margin

Zions' active efforts to invest the inflow of deposits has helped to limit the compression of the net interest margin. The increase in average securities over the past year (as opposed to leaving it in cash) has supported the NIM and has boosted recurring revenue.



4Q21
1Q22
2.58%
0.12%
Securities / Money Mkt
-0.09%
Lower PPP
-0.02%
Loan yields
0.00%
Deposits / Borrowings
2.60%
Deposit growth has enabled strong money market investment and securities portfolio growth

As of March 31, 2022, unamortized net origination fees related to the PPP loans totaled $24 million, to be amortized over the remaining life or are forgiven by the SBA.

16

ZIONS BANCORPORATION

Interest Rate Sensitivity

The surge in deposits coupled with modest loan growth has resulted in increased asset sensitivity

Net Interest Income Sensitivity (1)



−100 bps
+100 bps
+200 bps
16%
In the down 100 scenario, models assume rates do not fall below zero
8%
-5%

Total Deposit Betas



Assumed
Historical
−100 bps
9%
+100 bps
16%
+200 bps
17%
2019–2022 Easing Fed Cycle (-225 bps)
23%
2015–2019 Tightening Fed Cycle (+225 bps)
18%

Earning Assets Rate Reset and Cash Flow Profile



Percent of Earning Assets
Earning Assets
After Hedging
41%
31%
12%
10%
10%
18%
8%
9%
11%
13%
18%
19%
≤ 3m
4-12m
1-2 yrs
2-3 yrs
3-5 yrs
> 5 yrs

Loans: Rate Reset and Cash Flow Profile



Percent of Loans
Loans
After Hedging
50%
34%
13%
10%
9%
22%
7%
9%
10%
13%
11%
12%
≤ 3m
4-12m
1-2 yrs
2-3 yrs
3-5 yrs
> 5 yrs

Source: Company filings and S&P Global; "Prior Fed Cycle" refers to 3Q15-2Q19, reflecting the lag effect of deposit pricing relative to Fed Funds rates. The "Current Fed Cycle" begins in 3Q19 to present. (1) 12-month simulated impact of an instantaneous and parallel change in interest rates. Loans are assumed to experience prepayments, amortization and maturity events, in addition to interest rate resets in chart on the right. The loan and securities portfolios have durations of 1.9 and 4.3 years, respectively.

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ZIONS BANCORPORATION

$4 24 $4 35 $4 28 $4 29 $4 49 $4 64 $4 23 $4 40 $4 19 $4 32 $4 46 $4 64 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 NIE (GAAP) Adjusted NIE (Non-GAAP) ($ millions) Noninterest Expense 18 Increase in expense in 1Q22 vs. 4Q21 primarily attributable to seasonal factors  Total noninterest expense increased 3% over the prior quarter  Salaries and benefits increased $30 million due primarily to seasonal expenses including:  Share Based Comp ($13 million);  Payroll taxes ($6 million); and  Retirement benefits ($6 million);  Non-seasonal increases include higher incentive compensation ($3 million)  Seasonal expense increase was partially offset by $12 million decrease in Marketing and Business Development, primarily due to the $10 charitable donation during 4Q21  Notable items in:  4Q21: $10 million donation to Zions Foundation; $2 million success fee related to net gains on SBIC investments  3Q21: $(4) million success fee reversal  2Q21: $9 million success fee accrual (1) Adjusted for items such as severance, provision for unfunded lending commitments, securities gains and losses and investment, and accruals for investment and advisory expenses related to the unrealized gain on an SBIC investment. See Appendix for GAAP to non-GAAP reconciliation table. Noninterest Expense (NIE) (1)

19 Credit Quality Ratios Net charge-offs remain very low, with last 12 months net charge-offs at just 0.01% of average loans Key credit metrics:  2.3%: Classified loans/loans  Improved (declined) by more than 7% in 1Q22 from 4Q21  0.50%: NPAs+90(1)/loans + OREO  Improved (declined) by more than 7% in 1Q22 from 4Q21  Net charge-offs (recoveries), relative to average loans:  0.05% annualized in 1Q22  0.01% over the last 12 months Allowance for credit losses:  1.02% of total loans and leases, down 11 basis points from 4Q21 (1) Nonperforming assets plus accruing loans that were ≥ 90 days past due Note: Net charge-offs / average loans and provision / average loans ratios are annualized for all periods shown Credit Quality 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 1Q21 2Q21 3Q21 4Q21 1Q22 Classified / Loans NPAs + 90 / Loans + OREO ACL / Loans All Ratios Exclude PPP Loans 0.07% (0.02)% (0.01)% 0.01% 0.05% (1.11)% (1.05)% (0.39)% 0.21% (0.27)% NCOs / Avg Loans (ann.) Provision / Avg Loans (ann.)

20 Allowance for Credit Loss (“ACL”) ACL decrease vs. 4Q21 from improved economic scenarios, continued clean credit quality 526 777 914 917 835 695 574 529 553 514 1.08 1.56 1.88 1.91 1.74 1.48 1.22 1.11 1.13 1.02 1/1/20 CECL 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Allowance for Credit Loss ACL (%) ex-PPP The decrease in the 1Q22 ACL from 4Q21 reflects:  Improved economic scenarios used in quantitative model  Continued improvement in most credit quality metrics  Net loan charge-offs remain very low ($ millions)

Net Charge-offs annualized, as a percentage of risk-weighted assets 0. 00% 0. 10% 0. 01% 0. 16% 0. 05% 0. 22% 0. 37% 0. 11% 0. 06% -0 .0 1% -0 .0 1% 0. 01% 0. 04% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 Capital Strength 21 Zions has a strong level of capital relative to its risk profile Common Equity Tier 1 Capital and Allowance for Credit Losses as a percentage of risk-weighted assets 11 .3% 10 .8% 10 .4% 10 .2% 10 .0% 10 .2% 10 .4% 10 .8% 11 .2% 11 .3% 10 .9% 10 .2% 10 .0% 12 .3% 11 .8% 11 .4% 11 .2% 11 .4% 11 .8% 12 .0% 12 .3% 12 .5% 12 .3% 11 .8% 11 .1% 10 .8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 CET1 ACL/RWA

Financial Outlook (1Q 2023E vs 1Q 2022A) 22 Outlook Comments Moderately Increasing  Moderate growth in the next twelve months, excluding PPP loans. Increasing  Includes interest rate increases consistent with the forward curve  Excludes PPP loan income. Stable  Customer-related fees excludes securities gains, dividends, and property sales gains.  Expected decline in overdraft and non-sufficient funds fees to adversely affect normal growth rate. Moderately Increasing  1Q23 expected to be moderately higher than 1Q22’s adjusted noninterest expense.  Capital generated will largely be utilized to support balance sheet growth. Customer-Related Fees Loan Balances, ex-PPP Net Interest Income Capital Management Adjusted Noninterest Expense

 Financial Results Summary  Balance Sheet Profitability  Loan growth by geography and type  PPP results  FutureCore project  Loan loss severity (NCOs as a percentage of nonperforming assets)  Middle Market and Small Business Research Feedback  GAAP to Non-GAAP reconciliation 23 Appendix

Financial Results Summary

Solid and improving fundamental performance

(Dollar amounts in millions, except per share data)	Three Months Ended			
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Earnings Results:				
Diluted Earnings Per Share	$ 1.27	$ 1.34	$ 1.45	$ 2.08
Net Earnings Applicable to Common Shareholders	195	207	234	345
Net Interest Income	544	553	555	555
Noninterest Income	142	190	139	205
Noninterest Expense	464	449	429	428
Pre-Provision Net Revenue - Adjusted (1)	241	288	290	290
Provision for Credit Losses	(33)	25	(46)	(123)
Ratios:				
Return on Assets(2)	0.90 %	0.92 %	1.08 %	1.65 %
Return on Common Equity(3)	11.8 %	11.5 %	12.3 %	18.6 %
Return on Tangible Common Equity(3)	13.9 %	13.4 %	14.2 %	21.6 %
Net Interest Margin	2.60 %	2.58 %	2.68 %	2.79 %
Yield on Loans	3.52 %	3.73 %	3.82 %	3.77 %
Yield on Securities	1.78 %	1.61 %	1.63 %	1.71 %
Average Cost of Total Deposits(4)	0.03 %	0.03 %	0.03 %	0.04 %
Efficiency Ratio (1)	65.8 %	60.8 %	59.8 %	59.1 %
Effective Tax Rate	20.4 %	20.8 %	22.8 %	22.2 %
Ratio of Nonperforming Assets to Loans, Leases and OREO	0.50 %	0.53 %	0.64 %	0.60 %
Annualized Ratio of Net Loan and Lease Charge-offs to Average Loans	0.05 %	0.01 %	(0.01) %	(0.02) %
Common Equity Tier 1 Capital Ratio(5)	10.0 %	10.2 %	10.9%	11.3%

(1) Adjusted for items such as severance costs, restructuring costs, other real estate expense, pension termination-related expense, securities gains and losses and investment and advisory expense related SBIC investments. See Appendix for GAAP to non-GAAP reconciliation tables.
(2) Net Income before Preferred Dividends used in the numerator; (3) Net Income Applicable to Common used in the numerator; (4) Includes noninterest-bearing deposits;
(5) Current period ratios and amounts represent estimates

24

ZIONS BANCORPORATION

1.57% 1.65% 1.08% 0.92% 0.90% 1Q21 2Q21 3Q21 4Q21 1Q22 20.2% 21.6% 14.2% 13.4% 13.9% 1Q21 2Q21 3Q21 4Q21 1Q22 Balance Sheet Profitability 25 Profitability remains healthy; volatility of the results primarily due to variability in the provision for credit losses and PPP income Return on Assets Return on Tangible Common Equity Return on Tangible Common Equity is a non-GAAP measure. See Appendix for GAAP to non-GAAP reconciliation table.

Loan Growth - by Bank Brand and Loan Type

Period-End Year over Year Loan Growth (1Q22 vs. 1Q21)

(in millions)	Zions Bank	Amegy	CB&T	NBAZ	NSB	Vectra	CBW	Other	Total
C&I (ex-Oil & Gas)	177	509	801	19	45	59	117	-	1,727
SBA PPP	(1,252)	(1,102)	(1,361)	(505)	(495)	(379)	(290)	-	(5,384)
Owner occupied	216	188	95	178	113	72	52	-	914
Energy (Oil & Gas)	27	(185)	(5)	(15)	-	(28)	-	-	(206)
Municipal	248	159	35	158	(127)	207	31	(1)	710
CRE C&D	81	(16)	139	(24)	70	49	27	-	326
CRE Term	(71)	(95)	(40)	(61)	-	(84)	59	-	(292)
1-4 Family	(14)	(284)	16	(70)	(37)	(23)	(16)	(80)	(508)
Home Equity	146	51	82	46	26	59	(16)	-	394
Other	(5)	4	6	24	42	23	(6)	1	89
Total net loans	**(447)**	**(771)**	**(232)**	**(250)**	**(363)**	**(45)**	**(42)**	**(80)**	**(2,230)**

Period-End Linked Quarter Loan Growth (1Q22 vs. 4Q21)

(in millions)	Zions Bank	Amegy	CB&T	NBAZ	NSB	Vectra	CBW	Other	Total
C&I (ex-Oil & Gas)	122	24	205	71	19	32	20	-	493
SBA PPP	(154)	(152)	(220)	(76)	(73)	(71)	(28)	-	(774)
Owner occupied	44	84	42	54	25	38	6	-	293
Energy (Oil & Gas)	(8)	(6)	-	-	-	-	1	-	(13)
Municipal	65	54	18	149	(11)	14	-	(3)	286
CRE C&D	(1)	60	(8)	(15)	7	(1)	(30)	-	12
CRE Term	49	(10)	(212)	(2)	23	(13)	49	-	(116)
1-4 Family	23	(5)	49	11	(1)	17	(7)	(15)	72
Home Equity	10	9	15	13	13	25	(12)	-	73
Other	(42)	16	17	24	37	12	-	1	65
Total net loans	**108**	**74**	**(94)**	**229**	**39**	**53**	**(1)**	**(17)**	**391**

"Other" loans includes consumer construction, bankcard, and other consumer loan categories. Totals shown above may not foot due to rounding.

26

ZIONS BANCORPORATION

Paycheck Protection Program: Ranked 10th Nationally for Loan Dollars Originated

Growth rate of new services provided to both existing and new-to-bank customers remains steady



PPP Loans
$9.9 billion
20,000
57,000
New-to-Bank Customers
Existing Customers



Average PPP Loans
Loan Yields
($ millions)
$6,135
$5,945
$3,795
$2,439
$1,459
3.98%
4.56%
6.66%
7.16%
6.64%
1Q21
2Q21
3Q21
4Q21
1Q22

Related benefits from PPP customers

- Deposit growth exceeding $6 billion (Since 12/19)
- New loans exceeding $550 million (Since 12/19)
- ~55+% of PPP (2020 vintage) new-to-bank customers are considered active users of their deposit accounts, rising consistently since origination
- Retention rate for new-to-bank customers has been solid
- New revenue generating services have expanded nicely, including: New accounts (checking or loan); Account analysis/Treasury Internet Banking; ACH and wire transfers/Remote Deposit Capture; Wealth Management/Credit Cards (excludes non-revenue generating services & the PPP loan)

27
ZIONS BANCORPORATION

FutureCore: A Strategic Technology Advantage for Years to Come

Replacing the entire core legacy environment to improve operational resiliency and efficiency

Benefits of FutureCore

Modern Architecture Built for Resiliency and Speed

- Parameter driven
- Real time
- One data model
- Natively API enabled
- Cloud deployable
- Modern cyber paradigm
- Continuously upgraded & tested
- Facilitates automation

Improved Customer Experience

- Faster time to market for new products
- Unified account opening platform (branch/online/mobile)
- Decreased outage risk
- Improves consistency of customer attribute data across numerous apps
- 7-day processing (when U.S. adopts)
- Real time: Fraud alerts and data entry correction

Empowered Bankers

- Intuitive user-friendly front end
- Real time data vs. calling the back office
- Reduces duplicate data entry
- Training simplified

FutureCore as a Catalyst

Driving Modernization

- General ledger simplification
- Credit approval workflow
- Loan ops consolidation
- Data governance disciplines
- Deposit product rationalization
- Charter consolidation

28

ZIONS BANCORPORATION

6% 22% 25% 27% 31% 35% 35% 36% 39% 44% 44% 45% 55% 55% 57% 58% 60% 65% 74 % FR C BO KF M TB ZI O N AS B W AL FH N CM A CF G FN B W TF C PN FP KE Y RF SN V EW BC HW C HB AN FI TB 3% 11% 12% 14% 15% 22% 29% 29% 32% 33% 42% 44% 46% 47% 54% 55% 59% 63% 64 % FR C ZI O N W AL FH N M TB BO KF W TF C AS B CM A EW BC FN B PN FP KE Y CF G RF HB AN FI TB SN V HW C Loan Loss Severity Annualized NCOs / Nonaccrual Loans Five Year Average (2017 – 2021) Annualized NCOs / Nonaccrual Loans Fifteen Year Average (2007 – 2021) 29Source: S&P Global. Calculated using the average of annualized quarterly results. Note: Survivorship bias: some banks that may have been included in Zions’ peer group have been excluded due to their failed or merged status. When problems arise, Zions generally experiences less severe loan losses due to strong collateral

Middle Market and Small Business Research Feedback (2021) Source: 2021 Greenwich Associates Market Tracking Program Nationwide ; “Four Major Competitors” are JP Morgan, Bank of America, Wells Fargo, US Bank * Excellent Citations are a "5" on a 5 point scale from "5" excellent to "1" poor ** NPS Range: World Class 70+; Excellent 50+; Very Good 30+; Good 0 - 30; Needs Improvement (100) - 0 Zions compares favorably to four major bank competitors (JP Morgan, Bank of America, Wells Fargo, US Bank) Greenwich Excellence Awards • Ranked second among all U.S. banks in overall Greenwich Excellence Awards and first in the Middle Market segment • Recognized with 27 awards, up from 15 last year • One of four U.S. banks to average 15 or more Excellence Awards since the inception of the awards in 2009 Greenwich “Best Brand” Awards • One of four banks in the country to win 6 of 6 “Best Brand” awards (Small Business and Middle Market Categories) • Bank You Can Trust • Values Long-Term Relationships • Ease of Doing Business 30 Overall Satisfaction Overall Satisfaction - Customers 62 44 54 1st Bank You Can Trust 81 56 63 1st Values Long-Term Relationships 77 59 67 1st Ease of Doing Business 73 53 57 1st Digital Product Capabilities 63 48 56 1st Satisfaction with our Bankers Overall Customer Satisfaction with Relationship Managers 78 62 70 1st Overall Customer Satisfaction with Cash Management Specialist 75 54 66 1st Credit Process Willingness to Extend Credit 79 64 78 1st Speed in Responding to a Loan Request 64 59 82 2nd Flexible Terms and Conditions 65 52 71 2nd NPS** 65 31 43 1st Overall Satisfaction Overall Satisfaction - Customers 60 43 56 1st Bank You Can Trust 85 59 72 1st Values Long Term Relationships 75 53 66 1st Ease of Doing Business 75 55 70 1st Digital Product Capabilities 63 51 62 1st Satisfaction with our Bankers Overall Customer Satisfaction with Relationship Managers 81 60 71 1st Overall Customer Satisfaction with Cash Management Specialist 75 71 93 2nd Credit Process Willingness to Extend Credit 81 58 64 1st Speed in Responding to a Loan Request 84 55 61 1st Flexible Terms and Conditions 75 45 53 1st NPS** 61 19 48 1st Sm al l B u si n es s Se gm en t (R ev en u es o f $1 -1 0 m ill io n ) % of "Excellent" Customer Citations* M id d le M ar ke t B u si n es s Se gm en t (R ev en u es o f $1 0- 50 0 m ill io n ) Greenwich Associates Customer Satisfaction Categories (2021) Zions Bancorporation Four Major Competitors (Average Score) Highest Four Major Competitor's Score Our Rank

31 GAAP to Non-GAAP Reconciliation In millions, except per share amounts 1Q22 4Q21 3Q21 2Q21 1Q21 Pre-Provision Net Revenue (PPNR) (a) Total noninterest expense $464 $449 $429 $428 $435 LESS adjustments: Severance costs 1 Other real estate expense 1 Amortization of core deposit and other intangibles 1 Pension Termination related expense Restructuring costs (5) SBIC Investment Success Fee Accrual (1) 2 (4) 9 (b) Total adjustments 0 3 (3) 9 (5) (a-b)=(c) Adjusted noninterest expense 464 446 432 419 440 (d) Net interest income 544 553 555 555 545 (e) Fully taxable-equivalent adjustments 8 10 7 7 8 (d+e)=(f) Taxable-equivalent net interest income (TE NII) 552 563 562 562 553 (g) Noninterest Income 142 190 139 205 169 (f+g)=(h) Combined Income $694 $753 $701 $767 $722 LESS adjustments: Fair value and nonhedge derivative income (loss) 6 (1) 2 (5) 18 Securities gains (losses), net (17) 20 (23) 63 11 (i) Total adjustments (11) 19 (21) 58 29 (h-i)=(j) Adjusted revenue $705 $734 $722 $709 $693 (j-c) Adjusted pre- provision net revenue (PPNR) $241 $288 $290 $290 $253 (c)/(j) Efficiency Ratio 65.8% 60.8% 59.8% 59.1% 63.5%

32 GAAP to Non-GAAP Reconciliation (Continued) In millions, except per share amounts 1Q22 4Q21 3Q21 2Q21 1Q21 Net Earnings Applicable to Common Shareholders (NEAC) Net earnings applicable to common $195 $207 $234 $345 $314 Diluted Shares (average) 152 154 160 163 164 (k) Diluted EPS 1.27 1.34 1.45 2.08 1.90 PLUS Adjustments: Adjustments to noninterest expense 0 3 (3) 9 (5) Adjustments to revenue 11 (19) 21 (58) (29) Tax effect for adjustments (3) 4 (4) 12 8 Preferred stock redemption - Total adjustments 8 (12) 14 (37) (26) (l) Adjustments per share 0.05 (0.08) 0.08 (0.23) (0.16) (k+l)=(m) Adjusted EPS 1.32 1.26 1.54 1.85 1.74 Balance Sheet Profitability Adjusted Return on Assets 0.94% 0.87% 1.14% 1.48% 1.45% Adjusted Return on Tangible Common Equity 14.5% 12.6% 15.0% 19.2% 18.5%